Ionic Inflation Protection ETF
Consolidated Schedule of Investments
as of January 31, 2024 (Unaudited)

U.S. TREASURY OBLIGATIONS - 94.7%	Par	Value
United States Treasury Inflation Indexed Bonds
0.50%, 04/15/2024	$1,519,378	$1,511,277
0.13%, 07/15/2024	1,512,974	1,500,295
0.13%, 10/15/2024	1,524,698	1,502,567
0.25%, 01/15/2025	1,550,459	1,514,443
0.13%, 04/15/2025	1,545,349	1,499,227
0.38%, 07/15/2025	1,514,904	1,478,506
0.13%, 10/15/2025(a)	1,538,394	1,490,350
0.63%, 01/15/2026	1,387,866	1,348,007
TOTAL U.S. TREASURY OBLIGATIONS (Cost $11,814,197)		11,844,672

OPTIONS PURCHASED - 2.6%(b)	Notional Amount
Interest Rate Swaptions - 2.6%		$–
5-Year Interest Rate Swap, 1-Day USD-SOFR; Bank of America Securities, Inc., Expiration: 01/05/2026; Exercise Rate: 4.25%	13,000,000	161,377
5-Year Interest Rate Swap, 1-Day USD-SOFR; J.P. Morgan, Expiration: 01/05/2026; Exercise Rate: 4.25%	13,000,000	163,155
TOTAL OPTIONS PURCHASED (Cost $354,000)		324,532

SHORT-TERM INVESTMENTS - 2.2%	Shares
Money Market Funds - 2.2%
First American Government Obligations Fund - Class X, 5.25%(a)(c)	270,465	270,465
TOTAL SHORT-TERM INVESTMENTS (Cost $270,465)		270,465

TOTAL INVESTMENTS - 99.5% (Cost $12,438,662)		$12,439,669
Other Assets in Excess of Liabilities - 0.5%		56,960
TOTAL NET ASSETS - 100.0%		$12,496,629

Percentages are stated as a percent of net assets.

SOFR	Secured Overnight Financing Rate

(a)	All or a portion of the investment is a holding of Ionic Cayman Subsidiary.
(b)	100 shares per contract.
(c)	The rate shown represents the 7-day effective yield as of January 31, 2024.

Ionic Inflation Protection ETF
Consolidated Schedule of Interest Rate Swap Contracts
as of January 31, 2024 (Unaudited)

Reference Identity	Counterparty	Long/Short	Expiration Date	Financing Rate	Payment Frequency	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers Index(a)(b)	Morgan Stanley	Long	01/08/2029	2.34%	Once, At Maturity	$13,000,000	$(11,564)	$0	$(11,564)
									$(11,564)

(a)	All or a portion of the investment is a holding of Ionic Cayman Subsidiary.
(b)	Centrally cleared swap, clearing agent: LCH Group.

Summary of Fair Value Exposure at January 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2024:

Ionic Inflation Protection ETF

	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury Obligations	$–	$11,844,672	$–	$11,844,672
Options Purchased	–	324,532	–	324,532
Money Market Funds	270,465	–	–	270,465
Total Assets	$270,465	$12,169,204	$–	$12,439,669

Other Financial Instruments(a):
Liabilities
Interest Rate Swaps	$–	$(11,564)	$–	$(11,564)
Total Liabilities	$–	$(11,564)	$–	$(11,564)

(a) The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of January 31, 2024.